Exhibit 10.14(a)


                                                    Miami Computer Supply, Inc.
                                                    3884 Indian Ripple Road
                                                    Dayton, Ohio  45440


                               VIA CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED


Richard A. Newkold
10970 Mudlick Road
Dayton, Ohio  45440

        Re:    Employment Agreement

Dear Richard:

         Pursuant to Section VI of the Employment Agreement dated May 30, 1996 (Agreement) by and between Miami Computer Supply, Inc. and Richard A. Newkold, we hereby propose to amend the Agreement as follows:

        Section II.A.1. shall be deleted in its entirety and be replaced with:

               "1.  December 31, 1996";

        In Section III.A., the line: "Year 1997 8,528" shall be deleted in its entirety.

        In Section IV.A "December 31, 1997" shall be deleted and be replaced with:

               "December 31, 1996";

        In Section IV.B "December 31, 1997" shall be deleted and be replaced with:

               "December 31, 1996"; and

        In Section IV.C "December 31, 1997" shall be deleted and be replaced with:

               "December 31, 1996".

Richard A. Newkold
Page 2


         If you agree to the above amendment, please so signify by executing this letter in the space provided below and returning the copy of the executed letter to me as soon as possible.



                                                    Sincerely,

                                                    /s/Albert L. Schwarz

                                                    Albert L. Schwarz
                                                    President


Accepted and Agreed this 22nd day of October, 1996.


/s/Richard A. Newkold
Richard A. Newkold